Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Zane Acquisition II, Inc. (the “Company”) on Form 10-QSB for the period ended September 30, 2007 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we, Robert Ellin and Charles Bentz certify, pursuant to section 906 of the Sarbanes-Oxley Act of 2002(subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), that to such officer's knowledge:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 14, 2007	/s/ Robert Ellin
Robert Ellin
Chief Executive Officer

Date: November 14, 2007	/s/ Charles Bentz
Charles Bentz
Chief Financial Officer